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JOINT FILING STATEMENT                                  EXHIBIT 99.1

     Each of the undersigned agrees that (i) the statement of Schedule 13D relating to the Common Units of Sunoco Logistics Partners L.P. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 to apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

February 19, 2001

                              SUNOCO PARTNERS LLC.

                              By:   /s/ Deborah M. Fretz
                                 -----------------------
                              Name:  Deborah M. Fretz
                              Title: President and Chief Executive Officer


                              SUNOCO TEXAS PIPE LINE COMPANY

                              By:   /s/ Deborah M. Fretz
                                 -----------------------
                              Name:  Deborah M. Fretz
                              Title: President


                              SUN PIPE LINE COMPANY OF DELAWARE

                              By:   /s/ Loretta J. DiLucido
                                 --------------------------
                              Name:  Loretta J. DiLucido
                              Title: Secretary


                              ATLANTIC REFINING & MARKETING CORP.

                              By:   /s/ S. Blake Heinemann
                                 -------------------------
                              Name:  S. Blake Heinemann
                              Title: Vice President


                              ATLANTIC PETROLEUM CORPORATION

                              By:    /s/ Barry H. Rosenberg
                                 --------------------------
                              Name:  Barry H. Rosenberg
                              Title: President and Treasurer


                              SUN ATLANTIC REFINING AND MARKETING B.V.

                              By:    /s/ Paul A. Mulholland
                                 --------------------------
                              Name:  Paul A. Mulholland
                              Title: Managing Director
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                              SUN ATLANTIC REFINING & MARKETING COMPANY

                              By:    /s/ Barry H. Rosenberg
                                 --------------------------
                              Name:  Barry H. Rosenberg
                              Title: President and Treasurer


                              SUNOCO, INC. (R&M)

                              By:    /s. Elric C. Gerner
                                 -----------------------
                              Name:  Elric C. Gerner
                              Title: Vice President and Assistant Secretary


                              SUNOCO, INC.

                              By:    /s/ Thomas W. Hofmann
                                 -------------------------
                              Name:  Thomas W. Hofmann
                              Title: Senior Vice President and Chief Financial
                                     Officer